EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	1ST	1ST
	QUARTER	QUARTER
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$31,709	$30,336	$1,373	4.53%
Interest Expense	11,734	11,295	439	3.89%
Net Interest Income	19,975	19,041	934	4.91%
Provision for Credit Losses	236	954	(718)	(75.26)%
Net Interest Income After Provision for Credit Losses	19,739	18,087	1,652	9.13%
Noninterest Income	7,008	6,675	333	4.99%
Noninterest Expense	19,043	18,304	739	4.04%
Income Before Income Tax Provision	7,704	6,458	1,246	19.29%
Income Tax Provision	1,411	1,152	259	22.48%
Net Income	$6,293	$5,306	$987	18.60%
Net Income Attributable to Common Shares (1)	$6,242	$5,267	$975	18.51%
PER COMMON SHARE DATA:
Net Income - Basic and Diluted	$0.41	$0.35	$0.06	17.14%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic and Diluted	15,338,532	15,230,580

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	March 31,	March 31,
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$114,738	$46,448	$68,290	147.02%
Available-for-sale Debt Securities	408,463	405,094	3,369	0.83%
Loans, Net	1,878,260	1,852,426	25,834	1.39%
Bank-Owned Life Insurance	51,671	49,857	1,814	3.64%
Bank Premises and Equipment, Net	21,304	21,852	(548)	(2.51)%
Deferred Tax Asset, Net	17,194	17,703	(509)	(2.88)%
Intangible Assets	54,479	54,877	(398)	(0.73)%
Other Assets	63,119	73,280	(10,161)	(13.87)%
TOTAL ASSETS	$2,609,228	$2,521,537	$87,691	3.48%

LIABILITIES
Deposits	$2,102,141	$1,995,903	$106,238	5.32%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	154,994	197,655	(42,661)	(21.58)%
Senior Notes, Net	14,917	14,848	69	0.46%
Subordinated Debt, Net	24,860	24,745	115	0.46%
Other Liabilities	30,485	26,730	3,755	14.05%
TOTAL LIABILITIES	2,327,397	2,259,881	67,516	2.99%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	314,521	302,362	12,159	4.02%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(33,050)	(41,071)	8,021	(19.53)%
Defined Benefit Plans	360	365	(5)	(1.37)%
TOTAL STOCKHOLDERS' EQUITY	281,831	261,656	20,175	7.71%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,609,228	$2,521,537	$87,691	3.48%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2025	2024	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,293	$5,306	18.60%
Return on Average Assets (Annualized)	0.98%	0.84%	16.67%
Return on Average Equity (Annualized)	9.05%	8.13%	11.32%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$8,151	$7,607	7.15%
PPNR (Annualized) as a % of Average Assets	1.27%	1.21%	4.96%
PPNR (Annualized) as a % of Average Equity	11.72%	11.65%	0.60%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,609,228	$2,521,537	3.48%
Available-for-Sale Debt Securities	408,463	405,094	0.83%
Loans, Net	1,878,260	1,852,426	1.39%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	20,172	20,023	0.74%
Allowance for Credit Losses on Off-Balance Sheet Exposures	463	684	(32.31)%
Deposits	2,102,141	1,995,903	5.32%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$329,761	$322,319	2.31%
Trust Assets Under Management	1,336,737	1,224,573	9.16%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic and Diluted	$0.41	$0.35	17.14%
Dividends	$0.28	$0.28	0.00%
Common Book Value	$18.20	$17.01	7.00%
Tangible Common Book Value - NON-GAAP (b)	$14.68	$13.45	9.14%
Market Value (Last Trade)	$20.12	$18.78	7.14%
Market Value / Common Book Value	110.55%	110.41%	0.13%
Market Value / Tangible Common Book Value - NON-GAAP (b)	137.06%	139.63%	(1.84)%
Price Earnings Multiple	12.27	13.41	(8.50)%
Dividend Yield (Annualized)	5.57%	5.96%	(6.54)%
Common Shares Outstanding, End of Period	15,482,848	15,378,065	0.68%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2025	2024	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	8.90%	8.38%	6.21%
Nonperforming Assets / Total Assets	0.93%	0.78%	19.23%
Allowance for Credit Losses / Total Loans	1.06%	1.07%	(0.93)%
Total Risk Based Capital Ratio (c)	16.00%	15.54%	2.96%
Tier 1 Risk Based Capital Ratio (c)	13.61%	13.13%	3.66%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.61%	13.13%	3.66%
Leverage Ratio (c)	10.18%	9.88%	3.04%

AVERAGE BALANCES
Average Assets	$2,575,150	$2,518,776	2.24%
Average Equity	$278,143	$261,146	6.51%

EFFICIENCY RATIO - NON-GAAP (d)
Net Interest Income on a Fully Taxable-Equivalent Basis (d)	$20,186	$19,236	4.94%
Noninterest Income, Excluding Net Realized Losses on Available-for-sale Debt Securities	7,008	6,675	4.99%
Total (1)	$27,194	$25,911	4.95%
Noninterest Expense (2)	$19,043	$18,304	4.04%
Efficiency Ratio = (2)/(1)	70.03%	70.64%	(0.86)%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of realized gains or losses on securities or unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided below under the table “PPNR- NON- GAAP RECONCILIATION.”
(b)	Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,609,228	$2,521,537
Less: Intangible Assets, Primarily Goodwill	(54,479)	(54,877)
Tangible Assets	$2,554,749	$2,466,660
Total Stockholders' Equity	$281,831	$261,656
Less: Intangible Assets, Primarily Goodwill	(54,479)	(54,877)
Tangible Common Equity (3)	$227,352	$206,779

Common Shares Outstanding, End of Period (4)	15,482,848	15,378,065
Tangible Common Book Value per Share = (3)/(4)	$14.68	$13.45

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided below under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.”

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Interest and dividend income	$31,709	$33,329	$33,087	$31,326	$30,336
Interest expense	11,734	12,856	12,931	11,881	11,295
Net interest income	19,975	20,473	20,156	19,445	19,041
Provision (credit) for credit losses	236	(531)	1,207	565	954
Net interest income after provision (credit) for credit losses	19,739	21,004	18,949	18,880	18,087
Noninterest income	7,008	7,547	7,133	7,854	6,675
Noninterest expense	19,043	18,430	18,269	19,255	18,304
Income before income tax provision	7,704	10,121	7,813	7,479	6,458
Income tax provision	1,411	1,947	1,448	1,366	1,152
Net income	$6,293	$8,174	$6,365	$6,113	$5,306
Net income attributable to common shares	$6,242	$8,103	$6,311	$6,066	$5,267
Basic and diluted earnings per common share	$0.41	$0.53	$0.41	$0.40	$0.35

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
ASSETS
Cash & Due from Banks	$114,738	$126,174	$184,213	$100,412	$46,448
Available-for-Sale Debt Securities	408,463	402,380	408,422	401,145	405,094
Loans, Net	1,878,260	1,875,813	1,872,322	1,872,825	1,852,426
Bank-Owned Life Insurance	51,671	51,214	50,757	50,301	49,857
Bank Premises and Equipment, Net	21,304	21,338	21,537	21,966	21,852
Deferred Tax Asset, Net	17,194	19,098	17,047	18,375	17,703
Intangible Assets	54,479	54,585	54,682	54,779	54,877
Other Assets	63,119	60,051	61,842	73,319	73,280
TOTAL ASSETS	$2,609,228	$2,610,653	$2,670,822	$2,593,122	$2,521,537

LIABILITIES
Deposits (1)	$2,102,141	$2,093,909	$2,135,879	$2,059,309	$1,995,903
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	154,994	167,939	186,043	202,523	197,655
Senior Notes, Net	14,917	14,899	14,882	14,865	14,848
Subordinated Debt, Net	24,860	24,831	24,802	24,773	24,745
Other Liabilities	30,485	33,791	31,911	28,431	26,730
TOTAL LIABILITIES	2,327,397	2,335,369	2,393,517	2,329,901	2,259,881

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	314,521	312,045	307,369	304,582	302,362
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(33,050)	(37,084)	(30,396)	(41,710)	(41,071)
Defined Benefit Plans	360	323	332	349	365
TOTAL STOCKHOLDERS' EQUITY	281,831	275,284	277,305	263,221	261,656
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,609,228	$2,610,653	$2,670,822	$2,593,122	$2,521,537

(1) Brokered Deposits (Included in Total Deposits)	$22,022	$24,021	$45,051	$59,501	$69,391

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	March 31, 2025		December 31, 2024		March 31, 2024
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$8,062	$7,284	$8,067	$7,118	$11,324	$10,231
Obligations of U.S. Government agencies	9,819	8,923	10,154	9,025	10,637	9,376
Bank holding company debt securities	28,959	25,944	28,958	25,246	28,953	23,469
Obligations of states and political subdivisions:
Tax-exempt	110,721	99,148	111,995	101,302	113,181	102,826
Taxable	51,075	43,587	51,147	42,506	57,960	49,255
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	105,642	97,477	104,378	94,414	102,048	91,116
Residential collateralized mortgage obligations	54,923	52,148	53,389	49,894	48,477	44,501
Commercial mortgage-backed securities	73,232	65,553	73,470	64,501	76,249	66,121
Private label commercial mortgage-backed securities	8,404	8,399	8,365	8,374	8,252	8,199
Total Available-for-Sale Debt Securities	$450,837	$408,463	$449,923	$402,380	$457,081	$405,094

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	March 31,	December 31,	March 31,
	2025	2024	2024
Commercial real estate - non-owner occupied:
Non-owner occupied	$471,351	$471,171	$507,223
Multi-family (5 or more) residential	101,061	105,174	64,866
1-4 Family - commercial purpose	161,292	163,220	167,740
Total commercial real estate - non-owner occupied	733,704	739,565	739,829
Commercial real estate - owner occupied	260,248	261,071	250,145
All other commercial loans:
Commercial and industrial	96,233	96,665	80,136
Commercial lines of credit	128,290	120,078	121,791
Political subdivisions	94,046	94,009	84,652
Commercial construction and land	96,176	92,741	106,255
Other commercial loans	21,434	19,784	19,971
Total all other commercial loans	436,179	423,277	412,805
Residential mortgage loans:
1-4 Family - residential	378,841	383,797	387,542
1-4 Family residential construction	23,407	24,212	22,121
Total residential mortgage	402,248	408,009	409,663
Consumer loans:
Consumer lines of credit (including HELCs)	49,782	47,196	41,204
All other consumer	16,271	16,730	18,803
Total consumer	66,053	63,926	60,007
Total	1,898,432	1,895,848	1,872,449
Less: allowance for credit losses on loans	(20,172)	(20,035)	(20,023)
Loans, net	$1,878,260	$1,875,813	$1,852,426

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	March 31,	% of Non-owner	% of
	2025	Occupied CRE	Total Loans
Office	$108,625	23.0%	5.7%
Retail	90,247	19.1%	4.8%
Industrial	81,892	17.4%	4.3%
Hotels	69,687	14.8%	3.7%
Mixed Use	60,610	12.9%	3.2%
Other	60,290	12.8%	3.2%
Total Non-owner Occupied CRE Loans	$471,351
Total Gross Loans	$1,898,432

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	March 31,	December 31,	March 31,
	2025	2024	2024
Collateral dependent loans with a valuation allowance	$945	$258	$10,062
Collateral dependent loans without a valuation allowance	29,854	29,867	4,743
Total collateral dependent loans	$30,799	$30,125	$14,805

Total loans past due 30-89 days and still accruing	$8,452	$5,658	$6,560

Nonperforming assets:
Total nonaccrual loans	$24,106	$23,842	$19,069
Total loans past due 90 days or more and still accruing	24	119	227
Total nonperforming loans	24,130	23,961	19,296
Foreclosed assets held for sale (real estate)	199	181	456
Total nonperforming assets	$24,329	$24,142	$19,752

Total nonperforming loans as a % of total loans	1.27%	1.26%	1.03%
Total nonperforming assets as a % of assets	0.93%	0.92%	0.78%
Allowance for credit losses as a % of total loans	1.06%	1.06%	1.07%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	December 31,	March 31,	December 31,
	2025	2024	2024	2024
Balance, beginning of period	$20,035	$20,442	$19,208	$19,208
Charge-offs	(117)	(32)	(180)	(1,716)
Recoveries	26	18	35	113
Net charge-offs	(91)	(14)	(145)	(1,603)
Provision (credit) for credit losses on loans	228	(393)	960	2,430
Balance, end of period	$20,172	$20,035	$20,023	$20,035

Net charge-offs as a % of average gross loans (annualized)	0.02%	0.00%	0.03%	0.09%

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months
	Ended	Ended	Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Provision (credit) for credit losses:
Loans receivable	$228	$(393)	$960
Off-balance sheet exposures	8	(138)	(6)
Total provision (credit) for credit losses	$236	$(531)	$954

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
Calculation of PPNR:	2025	2024	2024
Net Income (GAAP)	$6,293	$8,174	$5,306
Add: Provision for income taxes	1,411	1,947	1,152
Add: Provision (credit) for credit losses	236	(531)	954
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	211	217	195
PPNR (non-GAAP)	$8,151	$9,807	$7,607

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
INTEREST INCOME
Interest-bearing due from banks	$721	$1,786	$383
Available-for-sale debt securities:
Taxable	2,302	2,184	2,136
Tax-exempt	648	644	623
Total available-for-sale debt securities	2,950	2,828	2,759
Loans receivable:
Taxable	27,503	28,104	26,703
Tax-exempt	728	795	670
Total loans receivable	28,231	28,899	27,373
Other earning assets	18	33	16
Total Interest Income	31,920	33,546	30,531

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,727	3,269	2,806
Money market	1,981	2,333	2,180
Savings	49	50	55
Time deposits	4,835	4,931	3,850
Total interest-bearing deposits	9,592	10,583	8,891
Borrowed funds:
Short-term	0	27	597
Long-term - FHLB advances	1,789	1,894	1,456
Senior notes, net	121	121	120
Subordinated debt, net	232	231	231
Total borrowed funds	2,142	2,273	2,404
Total Interest Expense	11,734	12,856	11,295

Net Interest Income	$20,186	$20,690	$19,236

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Net Interest Income Under U.S. GAAP	$19,975	$20,473	$19,041
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	75	69	69
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	136	148	126
Net Interest Income as adjusted to a fully taxable-equivalent basis	$20,186	$20,690	$19,236

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2025	Return/	12/31/2024	Return/	3/31/2024	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$67,896	4.31%	$150,003	4.74%	$32,725	4.71%
Available-for-sale debt securities, at amortized cost:
Taxable	339,557	2.75%	333,376	2.61%	347,885	2.47%
Tax-exempt	111,143	2.36%	112,686	2.27%	113,363	2.21%
Total available-for-sale debt securities	450,700	2.65%	446,062	2.52%	461,248	2.41%
Loans receivable:
Taxable	1,809,045	6.17%	1,800,732	6.21%	1,774,064	6.05%
Tax-exempt	90,388	3.27%	92,440	3.42%	85,182	3.16%
Total loans receivable	1,899,433	6.03%	1,893,172	6.07%	1,859,246	5.92%
Other earning assets	1,777	4.11%	2,147	6.11%	1,384	4.65%
Total Earning Assets	2,419,806	5.35%	2,491,384	5.36%	2,354,603	5.22%
Cash	20,920		20,988		20,448
Unrealized loss on securities	(44,405)		(42,753)		(50,849)
Allowance for credit losses	(20,341)		(20,750)		(19,484)
Bank-owned life insurance	51,383		50,923		54,466
Bank premises and equipment	21,329		21,488		21,788
Intangible assets	54,530		54,632		54,925
Other assets	71,928		70,976		82,879
Total Assets	$2,575,150		$2,646,888		$2,518,776

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$539,244	2.05%	$573,133	2.27%	$514,905	2.19%
Money market	355,144	2.26%	373,558	2.48%	362,864	2.42%
Savings	195,971	0.10%	193,554	0.10%	213,278	0.10%
Time deposits	494,219	3.97%	490,363	4.00%	429,085	3.61%
Total interest-bearing deposits	1,584,578	2.45%	1,630,608	2.58%	1,520,132	2.35%
Borrowed funds:
Short-term	1,400	0.00%	3,852	2.79%	44,642	5.38%
Long-term - FHLB advances	162,392	4.47%	169,346	4.45%	142,753	4.10%
Senior notes, net	14,908	3.29%	14,889	3.23%	14,840	3.25%
Subordinated debt, net	24,846	3.79%	24,819	3.70%	24,731	3.76%
Total borrowed funds	203,546	4.27%	212,906	4.25%	226,966	4.26%
Total Interest-bearing Liabilities	1,788,124	2.66%	1,843,514	2.77%	1,747,098	2.60%
Demand deposits	476,604		496,161		481,146
Other liabilities	32,279		31,763		29,386
Total Liabilities	2,297,007		2,371,438		2,257,630
Stockholders' equity, excluding accumulated other comprehensive loss	312,427		308,472		301,032
Accumulated other comprehensive loss	(34,284)		(33,022)		(39,886)
Total Stockholders' Equity	278,143		275,450		261,146
Total Liabilities and Stockholders' Equity	$2,575,150		$2,646,888		$2,518,776
Interest Rate Spread		2.69%		2.59%		2.62%
Net Interest Income/Earning Assets		3.38%		3.30%		3.29%

Total Deposits (Interest-bearing and Demand)	$2,061,182		$2,126,769		$2,001,278

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Trust revenue	$2,102	$2,071	$1,897
Brokerage and insurance revenue	498	682	539
Service charges on deposit accounts	1,440	1,531	1,318
Interchange revenue from debit card transactions	1,036	1,071	1,013
Net gains from sales of loans	205	372	191
Loan servicing fees, net	138	215	230
Increase in cash surrender value of life insurance	457	458	470
Other noninterest income	1,132	1,147	1,017
Total noninterest income	$7,008	$7,547	$6,675

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Salaries and employee benefits	$11,759	$11,470	$11,562
Net occupancy and equipment expense	1,459	1,313	1,450
Data processing and telecommunications expenses	2,071	1,891	1,992
Automated teller machine and interchange expense	387	348	487
Pennsylvania shares tax	496	433	433
Professional fees	517	550	518
Other noninterest expense	2,354	2,425	1,862
Total noninterest expense	$19,043	$18,430	$18,304

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	March 31,	Dec. 31,	March 31,	March 31,	Dec. 31,	March 31,	March 31,	Dec. 31,	March 31,
	2025	2024	2024	2025	2024	2024	2025	2024	2024
Federal Home Loan Bank of Pittsburgh	$176,540	$188,692	$215,018	$772,430	$749,999	$712,932	$948,970	$938,691	$927,950
Federal Reserve Bank Discount Window	0	0	0	17,431	18,093	19,063	17,431	18,093	19,063
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$176,540	$188,692	$215,018	$864,861	$843,092	$806,995	$1,041,401	$1,031,784	$1,022,013

Uninsured Deposits Information	March 31,	December 31,	March 31,
	2025	2024	2024
Total Deposits - C&N Bank	$2,120,521	$2,111,547	$2,012,167

Estimated Total Uninsured Deposits	$621,542	$632,804	$568,085
Portion of Uninsured Deposits that are
Collateralized	138,178	161,958	140,063
Uninsured and Uncollateralized Deposits	$483,364	$470,846	$428,022

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	22.8%	22.3%	21.3%

Available Funding from Credit Facilities	$864,861	$843,092	$806,995
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	270,496	236,945	259,489
Highly Liquid Available Funding	$1,135,357	$1,080,037	$1,066,484

Highly Liquid Available Funding as a % of
Uninsured Deposits	182.7%	170.7%	187.7%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	234.9%	229.4%	249.2%